UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 20, 2005
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                             DPAC TECHNOLOGIES CORP.
                             -----------------------

             (Exact name of registrant as specified in its charter)
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         California                   0-14843           33-0033759
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
       of incorporation)                               Identification Number)
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                7321 Lincoln Way, Garden Grove, California 92841
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               (Address of principal executive offices) (Zip Code)

                                  714-898-0007
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               Registrant's telephone number, including area code

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On January 20, 2005, Richard J. Dadamo resigned voluntarily from his at-will employment as the Vice President of Corporate Development with the Registrant, which terminated his employment. Nonetheless, Mr. Dadamo shall be continuing to serve the Registrant as its Chairman of the Board and as one of the Registrant's non-employee directors.

      Mr. Dadamo and the Registrant took this action in order to reduce the Registrant's spending.

      As an employee, Mr. Dadamo had performed services in connection with strategic initiatives under the direction of the Registrant's Chief Executive Officer. Mr. Dadamo had no formal employment agreement. No replacement is being considered.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DPAC Technologies Corp.
                                  -----------------------
                                  (Registrant)

Date: January 20, 2005
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                                  By: /s/  Creighton K. Early
                                  -----------------------------------
                                           Creighton K. Early,
                                           Chief Executive Officer